© 2015 Columbus McKinnon Corporation. All Rights Reserved. Confidential and Proprietary. NASDAQ: CMCO Timothy T. Tevens President & Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer Q3 Fiscal Year 2017 Earnings Conference Call January 26, 2017

2 © 2017 Columbus McKinnon Corporation These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Safe Harbor Statement

3 © 2017 Columbus McKinnon Corporation Strong Balance Sheet and Financial Flexibility to Execute Plans  1/3 of sales in developing markets and 2/3 in developed markets  Organic growth (trend line): - U.S. & Western Europe at GDP+ - Emerging Markets at double digits  Acquisitions: $200 - $300 million  Continued introduction of new products: 20% of sales $1B in Revenue  Operating margin: 12% - 14%  Working capital/sales: 17%  Inventory turns: 6x  DSO: < 50 days Profitable & Efficient Long-Term Objectives  Debt to total Capitalization: 30%  Flex to 50% for acquisitions Financial Flexibility

4 © 2017 Columbus McKinnon Corporation  Sales were $152.5 million; $153.9 million excluding negative FX impact  U.S. sales weaker than expected at $98.1 million; flat sequentially, but down 4.4% vs prior year. Magnetek off of prior year due to fewer large projects.  Non-U.S. sales were $54.4 million; $55.8 million excluding negative FX impact, up sequentially, but down 2.3% vs. prior year excluding FX. EMEA remains weak.  Gross profit of $44.8 million impacted by lower volume, higher product liability expenses ($1.0 million) and EMEA restructuring costs ($0.3 million) Repaid $33.3 million in debt in FY2017  Cash from operations was $22.9 million, improved working capital as a percent of sales  STAHL acquisition close planned for January 31, 2017  Expected to result in $0.34 EPS accretion in FY18, $0.51 EPS accretion in FY19, before purchase accounting and charges  Closed debt financing for STAHL acquisition  $445 million at LIBOR +3.0% Third Quarter Review

5 © 2017 Columbus McKinnon Corporation U.S. Industrial Market Stabilizing 77.5% 78.1% 78.6% 78.4% 78.6% 77.3% 76.4% 76.4% 75.4% 74.9% 75.4% 75.3% 75.5% 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% U.S. Total Industrial Capacity Utilization Source: U.S. Board of Governors of the Federal Reserve System (FRB) Stabilizing to up

6 © 2017 Columbus McKinnon Corporation  Sales down 3.7%, or $5.8 million, excluding FX  Up sequentially from Q2; Q3 is typically weaker given seasonality  U.S. sales down 4.4%  Fewer large projects, weaker December  Non-U.S. sales down 2.3% excluding FX  EMEA off low-single digits, S. Africa improving  Latin America double digit growth  APAC region slowing $159.7 $152.5 Q3 FY16 Q3 FY17 Sales Sales up Sequentially ($ in millions) Pricing $ 0.2 0.1% Volume (6.0) (3.8)% Subtotal excluding FX impact (5.8) (3.7)% Foreign currency translation $(1.4) (0.8)%

7 © 2017 Columbus McKinnon Corporation Gross Profit Impacted  Gross margin of 29.4%  $1.0 million unfavorable product liability includes $0.5 million legal settlement and actuarial adjustment  Productivity net of other cost changes includes $0.3 million of restructuring costs in EMEA  Gross margin of 30.2% excluding atypical items $48.3 $44.8 Q3 FY16 Q3 FY17 30.3%* 29.4%* Gross Profit and Margin ($ in millions) *as % of sales Prior-year purchase accounting & restructuring costs $ 1.1 Product liability (1.0) Productivity, net of other cost changes (1.2) Sales volume and mix (2.0) Subtotal excluding FX impact (3.1) Foreign currency translation $ (0.4) Gross Profit Bridge

8 © 2017 Columbus McKinnon Corporation $16. 0 $16. 7 [VAL UE] $3.1 Q3 FY16 Q3 FY17 $16.4 $19.8 $19. 3 $18. 0 Q3 FY16 Q3 FY17 SG&A Expense Impacted  Selling expense down $1.3 million  Down 30 basis points  Selling costs reduced $1.2 million  FX impact: $0.1 million less expense  G&A expense up $3.4 million  Includes $3.1 million of STAHL acquisition deal costs and $0.4 million for CEO search/retirement costs  FX impact: $0.1 million less expense  Quarterly SG&A run-rate to change with addition of STAHL, base guidance remains unchanged at $35 to $36 million per quarter Selling Expense ($ in millions) G&A Expense ($ in millions) 12.1%* 11.8%* *as % of sales 10.3%* 13.0%* Base Business Acquisition Deal Costs

9 © 2017 Columbus McKinnon Corporation Operating margin impacted by STAHL acquisition and atypical costs Positioned to Grow! Income from Operations Impacted  Income from operations was $5.3 million, or 3.5% of sales  Adjusted for STAHL acquisition deal costs, operating margin was 5.5%  $3.1 million of STAHL acquisition deal costs  Operating margin negatively impacted by lower volume, EMEA restructuring costs, inventory reductions, higher product liability costs and CEO search/retirement costs  Atypical costs had 1.2% impact $11.0 $5.3 $1.5 $3.1 Q3 FY16 Q3 FY17 $12.5 $8.5 (1) Adjusted operating income and margin are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP operating income to non-GAAP adjusted operating income and other important disclosures regarding the use of non-GAAP financial measures. Non-GAAP Adjustments Income from Operations 7.8%* 5.5%* Adjusted Income from Operations and Margin(1) (non-GAAP) ($ in millions) *Non-GAAP margin as % of sales

10 © 2017 Columbus McKinnon Corporation Diluted EPS Earnings per Share  Net income was $0.5 million  Non-GAAP adjusted net income(1) was $4.5 million excluding:  STAHL acquisition costs of $3.1 million  FX option revaluation loss to hedge STAHL purchase price of $1.8 million  Adjusted to reflect normalized 30% tax rate  Adjusted diluted EPS of $0.22 impacted by atypical costs ($0.06/share impact)  Fiscal 2017 effective tax rate of 31% to 36%  Higher than previous guidance due to non-deductible STAHL acquisition costs  Est. quarterly average diluted shares: 22.0M (March 31, 2017) and 22.8M (June 30, 2017) $0.34 $0.22 Q3 FY16 Q3 FY17 Adjusted Diluted EPS(1) (non-GAAP) (1) Adjusted net income and diluted earnings per share (EPS) are non-GAAP financial measures. Please see supplemental slides for a reconciliation from GAAP net income and diluted EPS to non-GAAP adjusted net income and diluted EPS and other important disclosures regarding the use of non-GAAP financial measures. $0.36 $0.02 Q3 FY16 Q3 FY17

11 © 2017 Columbus McKinnon Corporation  Driven by inventory turns improvement  Working capital at 19.9% of sales  Best result in two years  Inventory turns step up to 3.9x  Improved year-over-year and sequentially  Ongoing focus: expecting 4.0x or higher in near term  Further improvements expected, generating higher cash flow for debt repayment 21.6% 21.5% 22.4% 21.2% 19.9% 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 Working Capital Improvement 3.7x 3.6x 3.4x 3.5x 3.9x 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 Working Capital as a Percent of Sales Inventory Turns (1) Excludes the impact of the Magnetek acquisition which was acquired on September 2, 2015 (1) (1) (1)

12 © 2017 Columbus McKinnon Corporation  Strong operating free cash flow in quarter ($20 million) and year to date ($37 million)  Year-to-date cash from operating activities increased over 45%  Capital expenditures guidance unchanged  Estimated at approximately $16 million in FY2017(1) Strong Cash Flow Note: Components may not add to totals due to rounding Three Months Ended December 31, Nine Months Ended December 31, 2016 2015 2016 2015 Net cash provided by operating activities $ 22.9 $ 28.8 $ 48.5 $ 32.9 Capital expenditures (2.8) (6.8) (11.3) (15.5) Operating free cash flow $ 20.0 $ 22.0 $ 37.2 $ 17.4 (1) Capital expenditure guidance is as of January 26, 2017 FCF will help to quickly de-lever

13 © 2017 Columbus McKinnon Corporation  Capital allocation priorities  De-lever balance sheet  Maintain dividend Flexible Capital Structure Supports Growth Strategy * Net total capitalization = total capitalization minus cash Net debt / net total capitalization* 38.4 % Debt / total capitalization 44.5 % Cash Total debt Shareholders’ equity Total capitalization Net debt ($ in millions) De-levering Balance Sheet Debt/Total Cap Goal: 30% Flex to ~50% for Acquisitions $ 51.5 234.1 292.3 $ 526.4 $ 182.6 December 31, 2016 Total debt $445 Shareholders equity $339 Total capitalization $784 Net debt $410 Net debt / net total capitalization* 55% Debt / total capitalization 57% December 31, 2016 Pro-forma with STAHL

14 © 2017 Columbus McKinnon Corporation Outlook  STAHL acquisition creates increased shareholder value  2nd largest hoist manufacturer in world  Strengthens position in EMEA with powered wire rope and electric chain hoists  Product development opportunities; leverage Magnetek; “Smart Hoists”  Expecting improved Q4 in U.S.  Automotive, Oil & Gas and Alternative Energy industries  Continue to take market share  Improved quotation activity, price increase, normal year-end activity  $4 million Rail & Road shipments expected  Showing signs of improvement in Latin America  Lowering quote activity, but hit rate improving in China, Rest of Asia slow  Still weak in EMEA, STAHL will enhance market presence  Backlog of $97.9 million, $107.1 million in Q2  Continue to drive customer intimacy, drive FCF and execute growth strategy

15 © 2017 Columbus McKinnon Corporation Replay Number: 412-317-6671 passcode: 13652416 Telephone replay available through February 2, 2017 Webcast / PowerPoint / Replay available at www.cmworks.com/investors Transcript, when available, at www.cmworks.com/investors Conference Call Playback Info

© 2015 Columbus McKinnon Corporation. All Rights Reserved. Confidential and Proprietary. NASDAQ: CMCO Supplemental Information

17 © 2017 Columbus McKinnon Corporation Adj. Income from Operations Reconciliation Adjusted operating income is defined as operating income as reported, adjusted for unusual items. Adjusted operating income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information such as adjusted operating income is important for investors and other readers of the Company’s financial statements, and assists in understanding the comparison of the current quarter’s operating income to the historical period’s operating income. Three Months Ended December 31, 2016 2015 Income from operations $ 5,317 $ 10,958 Add back: Acquisition deal costs 3,140 414 Acquisition inventory step-up expense — 655 Acquisition amortization of backlog — 447 Non-GAAP adjusted income from operations $ 8,457 $ 12,474 Sales $ 152,497 $ 159,738 Adjusted operating margin 5.5% 7.8% ($ in thousands)

18 © 2017 Columbus McKinnon Corporation Adjusted Diluted EPS Reconciliation Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and to apply a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s net income and diluted EPS to the historical periods’ net income and diluted EPS. (1) Applies normalized tax rate of 30% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax. Three Months Ended December 31, 2016 2015 Net income $ 505 $ 7,227 Add back: Acquisition deal costs 3,140 414 Loss on revaluation of foreign exchange option 1,826 — Acquisition inventory step-up expense — 655 Acquisition amortization of backlog — 447 Normalize tax rate to 30% (1) (934) (1,795) Non-GAAP adjusted net income $ 4,537 $ 6,948 Average diluted shares outstanding 20,490 20,295 Diluted earnings per share - GAAP $ 0.02 $ 0.36 Diluted earnings per share - Non-GAAP $ 0.22 $ 0.34 ($ in thousands, except per share data)